SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  December 10, 1996




                         Federal Realty Investment Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




  District of Columbia               1-7533                   52-0782497
-------------------------------   ----------------------  ----------------------
(State or other jurisdiction      Commission File Number)      (IRS Employer
   of incorporation                                         Identification No.)


1626 East Jefferson Street, Rockville, Maryland                   20852
-----------------------------------------------                 ----------
   (Address of principal executive offices)                     (Zip Code)




Registrant's telephone number including area code:  301/998-8100




Exhibit Index appears on page 3



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Item 5.  Other Events

         Exhibits are filed herewith in connection with Federal Realty Investment Trust's final prospectus supplement dated December 10, 1996 to its final prospectus dated November 7, 1995 (Registration No. 33-63687) filed with the Securities and Exchange Commission on December 11, 1996 and relating to the Trust's offering of 1,600,000 common shares of beneficial interest, no par or stated value ("Shares"). Attached as Exhibit 5 hereto is an opinion from Kirkpatrick & Lockhart LLP regarding the legality of the Shares. The consent of Kirkpatrick & Lockhart LLP to the inclusion of such opinion in this Form 8-K is included in the opinion.

Item 7.  Financial Statements and Exhibits

Exhibit 5         Opinion Regarding Legality

Exhibit 23        Consent of Counsel (included in Exhibit 5)


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    FEDERAL REALTY INVESTMENT TRUST

                                    /s/ Cecily A. Ward
                                    -------------------------------
                                    Cecily A. Ward
                                    Controller (Principal Accounting Officer)


Date:  December 12, 1996


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                                  EXHIBIT INDEX



 ITEM NO.                                                           PAGE NO.

    5         Opinion regarding Legality

   23         Consent of Counsel (included in the opinion)





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